Lincoln AssetEdge® VUL 2022
Summary Prospectus for New Investors
XX XX, 2021
The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account M

This summary prospectus summarizes key features of the Lincoln AssetEdge® VUL 2022 Flexible Premium Variable Life Policy issued by us, The Lincoln National Life Insurance Company.
Before you invest, you should review the prospectus, which contains more information about the Policy’s features, benefits, and risks. You can find the prospectus and other information about the contract online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
This prospectus give you information about the Policy that you should know before you decide to buy a Policy and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference. These prospectuses are available on CustServSupportTeam@lfg.com.
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YOU MAY CANCEL YOUR POLICY WITHIN 30 DAYS OF
RECEIVING IT WITHOUT PAYING FEES OR PENALTIES
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved the contract or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
Accumulation Value—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, the Holding Account Value, the Indexed Account Value and the Loan Account Value.
Asset Charge—A charge that is deducted from the Indexed Account Options at the beginning of each Segment year from the opening Segment balance before any crediting is calculated or applied.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cap—the highest interest rate that can be credited to a Segment on an Indexed Account Option.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted prior to payment of the Death Benefit Proceeds. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Debt—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged. May also be referred to as Indebtedness in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Floor—the guaranteed minimum interest rate applied to an Indexed Account Option regardless of the performance of the S&P 500® Index or Fidelity AIM® Dividend Index.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Debt) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Holding Account—An account from which value is systematically transferred to an Indexed Account Option according to your allocation instructions on each Monthly Indexed Account Allocation Date. This account is part of the Accumulation Value and is credited with interest daily. The Holding Account is part of our General Account.
Index—An external index used as a basis to determine the value of the Indexed Account. The Indexes currently used in this Policy are the S&P 500® Index and the Fidelity AIM® Dividend Index.
Index Credit Enhancement—A bonus that applies a percentage increase to the performance-based crediting percentages on Segment Maturity.
Indexed Account—An allocation option under the Policy, which is a part of our General Account, which consists of Indexed Account Options that are eligible for interest based off the Index.
Indexed Account Non-Guaranteed Elements (Indexed Account NGEs)—Any Indexed Account element within

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this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. Indexed Account NGEs are defined in each Indexed Account Option section of the Policy Specifications. They include Account Value Enhancement, Indexed Account Enhancement, Asset Charge and the Participation Rate.
Indexed Account Option—An allocation option available under the Indexed Account.
Insured—The person on whose life the Policy is issued.
Loan Account (Loan Collateral Account)—The account in which policy Debt accrues once it is transferred out of the Sub-Accounts, Fixed Account, and Indexed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Non-Guaranteed Elements (NGEs)—Any element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. NGEs include the Cost of
Insurance Rates, Mortality and Expense Risk (“M&E”) Charge, Premium Load, Monthly Administrative Fee, interest rate used to credit the Fixed Account and Holding Account, and Persistency Bonus Rate.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Participation Rate—reflects how much of the positive performance of the S&P 500® Index or the Fidelity AIM® Dividend Index you will be able to realize under the Indexed Account Options you have chosen.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
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Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
Segment—A portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account, that lasts for a 12-month term and is eligible for Indexed Credits at the Segment Maturity Date.
Segment Maturity Date—The date when a Segment matures, which is at the end of the 12-month term.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Debt.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For a Full Surrender or Partial Surrender, for up to XX years from the date of the Policy and up to XX years from each increase in Specified Amount, you could pay a Surrender Charge of up to $XX (XX%) per $1,000 of the Specified Amount.For example, if your Policy has a face amount of $100,000 and you surrender your Policy or take an early withdrawal, you could be assessed a charge of up to $XX.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			• Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, mortality and expense risk charges and Policy Loan interest.• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.• Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	XX%	XX%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy
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	RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.• Surrender charges apply for up to XX years from the Policy Date and up to XX years from the date of any increase in your Specified Amount.• These charges may reduce the value of your Policy and death benefit.• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Underlying Funds.• Each Underlying Fund (including a Fixed Account investment option) and Indexed Account Option has its own unique risks. You should review each Underlying Fund’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life. • You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.	• Principal Risks of Investing in the Policy• Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts and Indexed Account Option(s) you have chosen are adverse or are less favorable than anticipated.• Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy• Lapse and Reinstatement
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Sub-Accounts in excess of 24 transfers per year.• We reserve the right to close, add, substitute or remove Sub-Accounts and/or Indexed Accounts as investment options under the Policies. An Underlying Fund may also be merged into another Underlying Fund.	• Transfer Fee• Sub-Account Availability and Substitution of Funds
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	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Investment professionals typically receive compensation for selling the Policy to investors.• Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the investment professional is not compensated (or compensated less).• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Change of Plan (located in the SAI)
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Overview of the Policy
What is the purpose of the Policy?
Lincoln AssetEdge® VUL 2022 is a flexible premium variable life insurance policy. Its primary purpose is to provide Policy Owners with death benefit protection. In exchange for your Premium Payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policy Owners who need death protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long term investment time horizon. Although Policy Owners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account or Indexed Account. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
For monies allocated to the Indexed Accounts, net Premiums are placed in the Holding Account until the next Monthly Indexed Account Allocation Date. Please see the Allocation of Net Premium Payments section of the prospectus for more information.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure that Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the Insured, we will pay your designated Beneficiary a death benefit. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also withdraw a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender or withdraw a Partial Surrender.
Loans. You may take a loan on the Policy, which is subject to interest.
Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account and from these account to the Indexed Account, subject to certain provisions. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. You may incur an additional fee for transfers in excess of 24 transfers in any policy year.
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Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account or Indexed Account generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in Riders section of this prospectus.
Standard DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Debt, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy. For example, as benefits paid under the basic Accelerated Benefits Riders are considered liens on the Policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed “Riders” for a discussion of the treatment of benefits paid under the basic Accelerated Benefits Riders and “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Debt; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Debt. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
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Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit, less any Partial Surrenders and Debt after the date of death.	None; level death benefit
2	The greater of:
a) the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death , less any Partial Surrenders and Debt after the date of death; or
b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders and Debt after the date of death.

	For all other Policies, only a) applies.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders and Debt after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by
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a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
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Other Benefits Available Under the Policy
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Basic Accelerated Benefits Riders	Advances a portion of the death benefit upon Insured being Terminally Ill, critically ill or confined to a nursing home.	Optional	• Version 1: available at Policy purchase or anytime thereafter; Version 2: available at Policy purchase only. • Availability is subject to underwriting criteria (including age and state of health).• Terminal illness coverage is up to XX% of the death benefit.• Nursing Home Confinement coverage is up to XX% of the death benefit.• Terminal Illness coverage and Nursing Home Confinement coverage is subject to an overall maximum of $250,000.• Version 2: critical illness coverage is XX% of the death benefit not to exceed $25,000 upon the occurrence of the first critical illness.• The illness or confinement must meet conditions of the Rider to qualify for payments.
Lincoln LifeEnhance® Accelerated Benefits Rider	Advances payment of up to 100% of the Original Benefit upon the occurrence of chronic or terminal illness.	Optional	• Available at Policy purchase only.• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider, if applicable.• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.• The chronic illness or terminal Illness, must meet conditions of the Rider to qualify for payments.
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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln LifeAssure® Accelerated Benefits Rider.	Advances up to 100% of the Original Benefit upon the occurrence of a chronic or terminal illness.	Optional	• Available at Policy purchase only.• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.• The chronic or terminal illness, must meet conditions of the Rider to qualify for payments.• Benefit payments received will be less than the amount accelerated because each payment is subject to a discount factor for early payment
Long-Term Care Rider	Provides monthly benefit payments for the reimbursement of expenses incurred by the Insured for Covered Services.	Optional	• Available at Policy purchase only.• Start of benefit payments will terminate any other Accelerated Benefit Rider, Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.• If you exercise any other Accelerated Benefit Rider or the Overloan Protection Rider, this rider will terminate. • Amounts we reimburse are subject to a monthly maximum dollar amount that can be accelerated each Policy Month. • Availability is subject to underwriting criteria (including age and state of health) at time of Policy purchase only.• The long-term care services must meet conditions of the Rider to qualify for reimbursement.
Change of Insured Rider	Permits a change in the person who is Insured under the Policy.	Optional	• Available at Policy purchase or until the attained age of 65.• Benefit ceases to be available on the contract anniversary closest to the current Insured’s 65th birthday.• The new Insured is subject to underwriting requirements.• Policy value requirements apply.• Policy charges applicable to the new Insured may differ from charges applicable to the current Insured.• Any change in Insured is a taxable event.
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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln Enhanced Allocation Rider	Provides an Enhanced Value Benefit if conditions are met.	Optional	• Available at Policy purchase. • Benefit ceases to be available on the Policy when policyholder terminates, surrenders, dies, lapses or has not available money in the separate account. • The Lincoln Enhanced Allocation Rider charge will not be subtracted from the Policy’s Fixed Account.
Business Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only.• Availability is subject to underwriting criteria.
Individual Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only.• Availability is subject to underwriting criteria.
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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value.	Standard	• Automatically issued at Policy purchase if Guideline Premium Test is chosen. Not available if Cash Value Accumulation Test is chosen. Once you exercise the benefit, the following changes will be made to your Policy:• We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount• All other riders will be terminated• No additional Monthly Deductions will be taken• The Separate Account Value will be transferred to the Fixed Account• The Policy will become paid-up insurance (i.e. no further payment will be required)
Waiver of Monthly Deduction Rider	Waives monthly deductions during periods of total disability.	Optional	• Available at Policy purchase only.• The disability must meet conditions and commence prior to the Policy Anniversary nearest the Insured’s 65th birthday to qualify for payments.
Dollar Cost Averaging	An investment strategy that divides up the total amount to be invested in one or more sub accounts over a specified period of time. This averages the purchase cost of the assets over time and helps to reduce the potential impact of market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office.• You may select a quarterly, semi-annual or annual basis. • Transfers from the Fixed Account can only be elected at the time your Policy is issued. • Systematically transfers amounts form the money market Sub-Account or on a limited basis from the Fixed Account. • Automatically terminates under certain conditions.
Automatic Rebalancing	To periodically restore sub account exposure to a pre-determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office. • You may select a quarterly, semi-annual or annual basis.• The Fixed Account and the Indexed Account are not subject to rebalancing. • May be elected, terminated, or the allocation may be changed at any time.
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Buying the Policy
Premiums
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts, the Fixed Account, and the Indexed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts, the Fixed Account, and the Indexed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
Net Premium Payments allocated to the Indexed Account are placed in the Holding Account until the next “Monthly Indexed Account Allocation Date”. The Monthly Indexed Account Allocation Date is the 15th day of the calendar month. You may change your Indexed Account allocations at any time; however, Indexed Account allocations changes received less than two business days prior to the Monthly Indexed Account Allocation Date will require allocation changes to be delayed until the next Monthly Indexed Account Allocation Date.
Maturing Segments will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account per your allocation instructions.
The amount of Net Premium Payments allocated to the Sub-Accounts, the Fixed Account, and the Indexed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
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Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
How your policy can lapse
If at any time
1)	the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Surrender Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Debt for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Debt on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
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In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement; and
5)	any loan interest accrued during the Grace Period is paid and any remaining Debt is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.
For the purposes of resuming allocations to the Indexed Account following the effective date of reinstatement, transfers may resume on the first Monthly Indexed Account Allocation Date following effective date of reinstatement.
Making withdrawals: accessing the money in your policy
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Debt, less any applicable Surrender Charge (the “Surrender Value”). If you have elected the Business or Individual Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you Fully Surrender during the surrender charge period. Policy Debt includes loans under the Policy and Accelerated Benefits paid under the Basic Accelerated Benefits Riders.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts, the Fixed Account, and the Indexed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value
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determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Debt, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the basic Accelerated Benefits Riders are Debt under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date of deduction. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Partial Surrender, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
If the chart above indicates that the Specified Amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the basic Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the Policy.
Partial Surrender proceeds will generally be paid within 7 calendar days of our receipt of your request.
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Additional information about fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications page for information about specific fees you will pay each year based on the options you have elected.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
• XX% in all Policy Years
Premium Tax	When you pay a Premium	Up to XX% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	• Maximum charge: $XX (XX%) per $1,000 of Specified Amount • Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $XX per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$XX for each additional transfer
*	Charge varies based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range
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from XX% to XX%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of XX% to account for state and federal tax obligations.
2	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
[3]	For up to XX years from the Policy Date and up to XX years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to XX years from the Policy Date or up to XX years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
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Periodic Charges Other than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $XX per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly	Maximum of XX%, effective annual rate, as a percentage of Separate Account value, calculated monthly
Administrative Fee*	Monthly	$XX, plus an additional amount up to a maximum of $XX per $1,000 of Initial Specified Amount or increase in Specified Amount
Maximum Asset Charge[2]	The first day a Segment begins	XX%
Policy Loan Interest[3]	Annually	Fixed Loan: as a percentage of amount held in the Loan Account.
• XX%
Participating Loan: as a percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.
• XX%
Interest on Accelerated Benefit Lien	Annually	XX%, as an annualized percentage of Accelerated Benefit up to Surrender Value.
Variable, as an annualized percentage of Accelerated Benefit exceeding Surrender Value.[4]
Overloan Protection Rider	Upon use of the benefit	One-time charge of up to a maximum of XX%, as a percentage of current Accumulation Value
Optional Benefit Charges
Basic Accelerated Benefits Riders[5]	Upon any payment of the rider’s benefit	$XX, deducted from the benefit payment
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Charge	When Charge is Deducted	Amount Deducted
Business Exec Enhanced Surrender Value Rider	Monthly (in Policy Years XX – XX only)	A dollar amount per $1,000 of Initial Specified Amount[6]
• Option 1: $XX
• Option 2: $XX
Individual Exec Enhanced Surrender Value Rider	Monthly (in Policy Years XX – XX only)	A dollar amount per $1,000 of Initial Specified Amount[7]
• Option 1: $XX
• Option 2: $XX
Lincoln LifeEnhance® Accelerated Benefits Rider Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, as applicable:
• Maximum: $XX per $1,000[8]
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $XX per $1,000
Lincoln LifeAssure® Accelerated Benefits Rider	Upon any payment of the rider’s benefit	$XX, deducted from the benefit payment
Long-Term Care Rider*	Monthly	Administrative LTC Rider Fee for the first 10 Policy Years from the Policy Date
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age 45): $XX per $1,000
Plus a dollar amount per $1,000 of Rider Net Amount at Risk
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age 45, XX% Maximum Monthly LTC Benefit Percentage, in year one): $XX per $1,000
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Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deduction Rider[9]	Monthly	Rate factor as a percentage of all other covered monthly charges:
• Maximum: XX%
• Minimum: XX%
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): XX%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from XX% to XX% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	The Indexed Account Asset Charge compensates the Company for the costs of hedging and investment related expenses associated with the Indexed Account.
[3]	Interest on Fixed Loans accrues daily at an effective annual rate of XX% in years XX and XX% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of XX% in years 1 through Attained Age 121. See the section headed “Policy Loans” for a more detailed discussion.
[4]	Under the basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the Table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus XX%. Although deducted annually, interest accrues daily.
[5]	There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the Policy.
[6]	This rider is optional if the Policy is applied for on an individual basis, but owned by a corporation or business. See sections headed “Business Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus for a detailed discussion.
[7]	This rider is optional if the Policy is applied for on an individual basis. See section headed “Individual Exec Enhanced Surrender Value Rider ” in the Riders section of this prospectus for detailed discussion.
[8]	Individuals with higher mortality risk than standard issue individuals can be charged from XX% to XX% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[9]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	XX%	XX%[1]
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may
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offer waivers and reductions to lower their fees. Currently such waivers and reductions range from XX% to XX%. These waivers and reductions generally extend through April 30, 2022 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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Appendix A: Funds Available Under the policy
The following is a list of funds currently available under the Policy. More information about the funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Global Thematic Growth Portfolio - Class A	0.95%[2]	39.41%	17.32%	9.95%
Long-term growth of capital.	AB VPS Small/Mid Cap Value Portfolio - Class A	0.83%	3.37%	8.35%	8.75%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century VP Balanced Fund - Class I	0.86%[2]	12.53%	9.59%	8.87%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.81%	30.47%	16.26%	12.86%
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.99%	29.72%	14.43%	9.43%
Growth of capital.	American Funds Growth Fund - Class 2	0.61%	52.08%	22.75%	16.85%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.55%	13.55%	13.93%	12.74%
Long-term growth of capital.	American Funds International Fund - Class 2	0.80%	13.97%	10.73%	6.68%
High total investment return.	BlackRock Global Allocation V.I. Fund - Class I	0.76%[2]	21.01%	9.42%	6.86%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I advised by Legg Mason Partners Fund Advisor, LLC	0.85%	15.35%	10.60%	11.03%
Long-term capital appreciation.	Delaware VIP® Emerging Markets Series - Standard Class[3]	1.23%[2]	25.08%	15.64%	5.09%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Capital Appreciation.	Delaware VIP® Small Cap Value Series - Standard Class[3]	0.78%	-1.90%	9.04%	8.67%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A	0.80%	5.71%	4.50%	2.66%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.71%	30.43%	16.07%	13.40%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.72%	43.75%	21.20%	17.14%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.72%	18.04%	10.96%	9.39%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.47%[2]	0.97%	7.22%	6.25%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.73%	-4.85%	6.15%	7.26%
Long-term growth of capital.	Invesco V.I. International Growth Fund - Series I Shares	0.92%	14.00%	8.82%	6.72%
Maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	0.92%[2]	15.69%	9.56%	N/A
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class	1.18%[2]	34.08%	18.73%	15.04%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	0.42%[2]	1.98%	N/A	N/A
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Global Real Estate Fund - Standard Class	0.81%[2]	-2.21%	4.66%	5.21%
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.49%	5.28%	3.42%	2.63%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	0.39%[2]	3.34%	N/A	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Standard Class[3]	0.37%	9.87%	4.99%	4.29%
Total return.	LVIP Delaware Diversified Floating Rate Fund - Standard Class[3]	0.63%[2]	1.36%	2.19%	1.55%
Maximum long-term total return consistent with reasonable risk.	LVIP Delaware Diversified Income Fund - Standard Class[3]	0.54%[2]	11.04%	5.51%	4.37%
Maximum total return, consistent with reasonable risk.	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class[3]	0.53%[2]	4.31%	2.79%	2.10%
To maximize long-term capital appreciation.	LVIP Delaware Mid Cap Value Fund - Standard Class[3]	0.44%	0.51%	9.64%	9.56%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Delaware REIT Fund - Standard Class[3]	0.83%[2]	-10.41%	2.53%	7.27%
Long-term capital appreciation.	LVIP Delaware SMID Cap Core Fund - Standard Class[3]	0.80%[2]	11.08%	10.21%	11.83%
To maximize long-term capital appreciation.	LVIP Delaware Social Awareness Fund - Standard Class[3]	0.45%	19.69%	14.08%	13.28%
Long-term capital appreciation.	LVIP Delaware U.S. Growth Fund - Standard Class[3]	0.73%	44.13%	16.70%	15.80%
Long-term capital appreciation.	LVIP Delaware Value Fund - Standard Class[3]	0.69%[2]	0.41%	8.86%	11.30%
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class	0.62%[2]	6.86%	7.22%	N/A
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	0.40%[2]	16.40%	14.19%	12.85%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	0.49%[2]	15.34%	13.15%	N/A
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	0.74%[2]	7.07%	6.43%	5.86%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.71%[2]	5.86%	6.83%	5.56%
Current income consistent with the preservation of capital.	LVIP Global Income Fund - Standard Class	0.70%[2]	6.78%	4.16%	2.62%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.71%[2]	6.10%	6.60%	5.56%
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.28%	0.78%	0.40%
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class	0.68%[2]	5.56%	6.98%	5.71%
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.79%[2]	14.54%	12.44%	7.77%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.67%	3.66%	10.20%	10.93%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class	0.78%	-4.97%	4.65%	4.18%
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class	0.34%[2]	7.49%	4.12%	3.50%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.51%[2]	12.18%	7.46%	5.92%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Structured Allocation Fund - Standard Class	0.57%	9.68%	6.77%	5.54%
To maximize long-term capital appreciation.	LVIP SSGA Developed International 150 Fund - Standard Class	0.40%[2]	-4.10%	4.93%	3.97%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP SSGA Emerging Markets 100 Fund - Standard Class	0.44%[2]	2.65%	6.73%	0.33%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class	0.37%[2]	7.85%	7.34%	5.20%
To maximize long-term capital appreciation.	LVIP SSGA Large Cap 100 Fund - Standard Class	0.36%[2]	2.98%	10.96%	11.31%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.51%	13.83%	9.04%	7.11%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Structured Allocation Fund - Standard Class	0.54%	9.86%	8.02%	6.57%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.51%	14.28%	9.73%	7.42%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	0.56%	9.28%	8.38%	6.71%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4]	0.23%	18.03%	14.94%	13.60%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	19.20%	12.73%	10.72%
To maximize long-term capital appreciation.	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	0.40%[2]	5.98%	8.74%	8.26%
Long-term capital growth.	LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.67%[2]	36.47%	19.11%	16.66%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.73%[2]	31.69%	18.67%	14.99%
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	0.77%[2]	8.50%	7.78%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class	0.38%	5.68%	3.58%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.32%[2]	19.82%	14.87%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class	0.35%[2]	10.89%	8.99%	N/A
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.71%[2]	43.03%	22.76%	17.47%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class	0.83%[2]	1.77%	7.82%	8.90%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class	0.73%	31.86%	20.28%	16.80%
Total return.	MFS® VIT Total Return Series - Initial Class	0.61%[2]	9.81%	8.86%	8.34%
Total return.	MFS® VIT Utilities Series - Initial Class	0.79%	5.90%	11.37%	9.20%
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1.24%[2]	1.35%	2.67%	-5.39%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1 advised by Franklin Advisers, Inc.	0.49%[2]	-5.07%	0.91%	1.81%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Class 2 Shares	0.55%	8.40%	7.26%	N/A
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Class 2 Shares	0.54%	10.60%	9.08%	N/A

[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this funds annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the policy, both dated XX XX, 2021, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
SEC File Nos. 333-XXXXXX; 811-08557
EDGAR Contract Identifier CXXXXXXXXX

Lincoln AssetEdge® VUL 2022-2
Summary Prospectus for New Investors
XX XX, 2021
The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account M

This summary prospectus summarizes key features of the Lincoln AssetEdge® VUL 2022-2 Flexible Premium Variable Life Policy issued by us, The Lincoln National Life Insurance Company.
Before you invest, you should review the prospectus, which contains more information about the Policy’s features, benefits, and risks. You can find the prospectus and other information about the contract online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
This prospectus give you information about the Policy that you should know before you decide to buy a Policy and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference. These prospectuses are available on CustServSupportTeam@lfg.com.
* * * * * * * * * * * *
YOU MAY CANCEL YOUR POLICY WITHIN 30 DAYS OF
RECEIVING IT WITHOUT PAYING FEES OR PENALTIES
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
* * * * * * * * * * * *
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved the contract or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
Accumulation Value—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted prior to payment of the Death Benefit Proceeds. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Debt—The sum of all outstanding loans and accrued interest. May also be referred to as Indebtedness in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Debt) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Insured—The person on whose life the Policy is issued.
Loan Account (Loan Collateral Account)—The account in which policy Debt accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Non-Guaranteed Elements (NGEs)—Any element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. NGEs include the Cost of Insurance Rates, Mortality and Expense Risk (“M&E”) Charge, Premium Load, Monthly Administrative Fee, interest rate used to credit the Fixed Account, and Persistency Bonus Rate.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Debt.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For a Full Surrender or Partial Surrender, for up to XX years from the date of the Policy and up to XX years from each increase in Specified Amount, you could pay a Surrender Charge of up to $XX (XX%) per $1,000 of the Specified Amount.For example, if your Policy has a face amount of $100,000 and you surrender your Policy or take an early withdrawal, you could be assessed a charge of up to $XX.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			• Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, mortality and expense risk charges and Policy Loan interest.• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.• Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	XX%	XX%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy

	RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.• Surrender charges apply for up to XX years from the Policy Date and up to XX years from the date of any increase in your Specified Amount.• These charges may reduce the value of your Policy and death benefit.• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Underlying Funds.• Each Underlying Fund (including a Fixed Account investment option) has its own unique risks. You should review each Underlying Fund’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life. • You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.	• Principal Risks of Investing in the Policy• Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated.• Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy• Lapse and Reinstatement
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Sub-Accounts in excess of 24 transfers per year.• We reserve the right to close, add, substitute or remove Sub-Accounts as investment options under the Policies. An Underlying Fund may also be merged into another Underlying Fund.	• Transfer Fee• Sub-Account Availability and Substitution of Funds

	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Investment professionals typically receive compensation for selling the Policy to investors.• Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the investment professional is not compensated (or compensated less).• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Change of Plan (located in the SAI)
Overview of the Policy
What is the purpose of the Policy?
Lincoln AssetEdge® VUL 2022-2 is a flexible premium variable life insurance policy. Its primary purpose is to provide Policy Owners with death benefit protection. In exchange for your Premium Payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policy Owners who need death protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long term investment time horizon. Although Policy Owners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure that Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the Insured, we will pay your designated Beneficiary a death benefit. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also withdraw a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender or withdraw a Partial Surrender.
Loans. You may take a loan on the Policy, which is subject to interest.
Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. You may incur an additional fee for transfers in excess of 24 transfers in any policy year.
Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in Riders section of this prospectus.

Standard DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Debt, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy. For example, as benefits paid under the basic Accelerated Benefits Riders are considered liens on the Policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed “Riders” for a discussion of the treatment of benefits paid under the basic Accelerated Benefits Riders and “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Debt; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Debt. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit, less any Partial Surrenders and Debt after the date of death.	None; level death benefit

Option	Death Benefit Proceeds Equal to the	Variability
2	The greater of:
a) the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death , less any Partial Surrenders and Debt after the date of death; or
b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders and Debt after the date of death.

	For all other Policies, only a) applies.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders and Debt after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Option change	Impact
2 to 1	The Specified Amount will be increased by the greater of:
a) the Accumulation Value as of the effective date of change; or
b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.
(This changes the death benefit under the Policy from one that may increase over time by the growth in the Accumulation Value to a level death benefit.)
3 to 1	The Specified Amount will be increased by accumulated Premiums up to the Death Benefit Option 3 limit as shown on the Policy Specifications as of the effective date of the change.
Death Benefit Option 2 or Death Benefit Option 3 may only be elected at the time you apply for your Policy.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
Other Benefits Available Under the Policy
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Basic Accelerated Benefits Riders	Advances a portion of the death benefit upon Insured being Terminally Ill, critically ill or confined to a nursing home.	Optional	• Version 1: available at Policy purchase or anytime thereafter; Version 2: available at Policy purchase only. • Availability is subject to underwriting criteria (including age and state of health).• Terminal illness coverage is up to XX% of the death benefit.• Nursing Home Confinement coverage is up to XX% of the death benefit.• Terminal Illness coverage and Nursing Home Confinement coverage is subject to an overall maximum of $250,000.• Version 2: critical illness coverage is XX% of the death benefit not to exceed $25,000 upon the occurrence of the first critical illness.• The illness or confinement must meet conditions of the Rider to qualify for payments.
Lincoln LifeEnhance® Accelerated Benefits Rider	Advances payment of up to 100% of the Original Benefit upon the occurrence of chronic or terminal illness.	Optional	• Available at Policy purchase only.• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider, if applicable.• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.• The chronic illness or terminal Illness, must meet conditions of the Rider to qualify for payments.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln LifeAssure® Accelerated Benefits Rider.	Advances up to 100% of the Original Benefit upon the occurrence of a chronic or terminal illness.	Optional	• Available at Policy purchase only.• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.• The chronic or terminal illness, must meet conditions of the Rider to qualify for payments.• Benefit payments received will be less than the amount accelerated because each payment is subject to a discount factor for early payment
Long-Term Care Rider	Provides monthly benefit payments for the reimbursement of expenses incurred by the Insured for Covered Services.	Optional	• Available at Policy purchase only.• Start of benefit payments will terminate any other Accelerated Benefit Rider, Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.• If you exercise any other Accelerated Benefit Rider or the Overloan Protection Rider, this rider will terminate. • Amounts we reimburse are subject to a monthly maximum dollar amount that can be accelerated each Policy Month. • Availability is subject to underwriting criteria (including age and state of health) at time of Policy purchase only.• The long-term care services must meet conditions of the Rider to qualify for reimbursement.
Change of Insured Rider	Permits a change in the person who is Insured under the Policy.	Optional	• Available at Policy purchase or until the attained age of 65.• Benefit ceases to be available on the contract anniversary closest to the current Insured’s 65th birthday.• The new Insured is subject to underwriting requirements.• Policy value requirements apply.• Policy charges applicable to the new Insured may differ from charges applicable to the current Insured.• Any change in Insured is a taxable event.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Business Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only.• Availability is subject to underwriting criteria.
Individual Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only.• Availability is subject to underwriting criteria.
Overloan Protection Rider	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value.	Standard	• Automatically issued at Policy purchase if Guideline Premium Test is chosen. Not available if Cash Value Accumulation Test is chosen. Once you exercise the benefit, the following changes will be made to your Policy:• We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount• All other riders will be terminated• No additional Monthly Deductions will be taken• The Separate Account Value will be transferred to the Fixed Account• The Policy will become paid-up insurance (i.e. no further payment will be required)

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Monthly Deduction Rider	Waives monthly deductions during periods of total disability.	Optional	• Available at Policy purchase only.• The disability must meet conditions and commence prior to the Policy Anniversary nearest the Insured’s 65th birthday to qualify for payments.
Dollar Cost Averaging	An investment strategy that divides up the total amount to be invested in one or more sub accounts over a specified period of time. This averages the purchase cost of the assets over time and helps to reduce the potential impact of market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office.• You may select a quarterly, semi-annual or annual basis. • Transfers from the Fixed Account can only be elected at the time your Policy is issued. • Systematically transfers amounts form the money market Sub-Account or on a limited basis from the Fixed Account. • Automatically terminates under certain conditions.
Automatic Rebalancing	To periodically restore sub account exposure to a pre-determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office. • You may select a quarterly, semi-annual or annual basis.• The Fixed Account is not subject to rebalancing.• May be elected, terminated, or the allocation may be changed at any time.
Buying the Policy
Premiums
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net

Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
How your policy can lapse
If at any time:
1)	the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and

2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Surrender Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Debt for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Debt on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement; and
5)	any loan interest accrued during the Grace Period is paid and any remaining Debt is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.
Making withdrawals: accessing the money in your policy
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Debt, less any applicable Surrender Charge (the “Surrender Value”). If your

Policy includes the Business or Individual Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you Fully Surrender during the surrender charge period. Policy Debt includes loans under the Policy and Accelerated Benefits paid under the Basic Accelerated Benefits Riders.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Debt, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the basic Accelerated Benefits Riders are Debt under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.

If the chart above indicates that the Specified Amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the basic Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the Policy.
Partial Surrender proceeds will generally be paid within 7 calendar days of our receipt of your request.
POLICY LOANS
Your Policy permits you to borrow against its Surrender Value. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Debt will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Debt (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of XX% in years XX - XX and XX% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of XX% in all years, so the net cost of your Policy Loan is XX% in years XX - XX and XX% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
If at any time the total Debt against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
The amount of a benefit paid under the Accelerated Benefits Riders (see section headed “Riders – Accelerated Benefits Riders”) is a lien against the Policy and is considered as a Policy Loan. Therefore, an amount equal to the Accelerated Benefit paid will be withdrawn from Accumulation Values of the Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. Because the amount of the Accelerated Benefit is considered as a Policy Loan, the amount received may reduce the amount of loans that may be taken in the future. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy Year is determined annually at least 30 days in advance of the beginning of a Policy Year and will not exceed the higher of (i) the published monthly average of the Moody’s Corporate Bond Yield Average—Monthly Average Corporates (as published by Moody’s Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus XX%. Please ask your registered representative for additional details.

You should carefully consider that requesting a Policy Loan will reduce (or may eliminate) the Accelerated Benefit available under the Accelerated Benefits Riders (see section headed “Riders – Accelerated Benefits Riders” for discussion of the benefits available); and will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed “Riders — Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy will include the Overloan Protection Rider, your Policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your Policy less Surrender Charges (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
Additional information about fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications page for information about specific fees you will pay each year based on the options you have elected.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
• XX% in all Policy Years
Premium Tax	When you pay a Premium	Up to XX% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	• Maximum charge: $XX (XX%) per $1,000 of Specified Amount • Maximum Charge for a Representative Insured (male, age XX, standard non-tobacco, in year one): $XX per $1,000 of Specified Amount

Charge	When Charge is Deducted	Amount Deducted
Transfer Fee	Applied to any transfer request in excess of XX made during any Policy Year.	$XX for each additional transfer
*	Charge varies based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from XX% to XX%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of XX% to account for state and federal tax obligations.
[2]	For up to XX years from the Policy Date and up to XX years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to XX years from the Policy Date or up to 10 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
[3]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Periodic Charges Other than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*, 1	Monthly	As a dollar amount per $1,000 of Net Amount at Risk:
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age XX, standard non-tobacco, in year one): $XX per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly	Maximum Charge of XX%, effective annual rate, as a percentage of Separate Account value, calculated monthly

Charge	When Charge is Deducted	Amount Deducted
Administrative Fee*	Monthly	$XX, plus an additional amount up to a maximum per $1,000 of Initial Specified Amount or increase in Specified Amount:
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Registered Insured (male, age XX, standard non-tobacco): $XX per $1,000
Policy Loan Interest[2]	Annually	As a percentage of amount held in the Loan Account.
• XX%
Interest on Accelerated Benefit Lien[3]	Annually	XX%, as an annualized percentage of Accelerated Benefit up to Surrender Value.
Variable, as an annualized percentage of Accelerated Benefit exceeding Surrender Value.
Overloan Protection Rider	Upon use of the benefit	One-time charge of up to a maximum of XX%, as a percentage of current Accumulation Value
Optional Benefit Charges
Basic Accelerated Benefits Riders[4]	Upon any payment of the rider’s benefit	$XX, deducted from the benefit payment
Business Exec Enhanced Surrender Value Rider[5]	Monthly (in Policy Years 2 – 5 only)	A dollar amount per $1,000 of Initial Specified Amount
• Option 1: $XX
• Option 2: $XX
Individual Exec Enhanced Surrender Value Rider[6]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
Option 1: $XX
Option 2: $XX
Lincoln LifeEnhance® Accelerated Benefits Rider Cost of Insurance*, 7	Monthly	As a dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, as applicable:
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age XX, standard non-tobacco, in year one): $XX per $1,000

Charge	When Charge is Deducted	Amount Deducted
Lincoln LifeAssure® Accelerated Benefits Rider	Upon any payment of the rider’s benefit	$XX, deducted from the benefit payment
Long-Term Care Rider	Monthly	Administrative LTC Rider Fee for the first 10 Policy Years from the Policy Date
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age XX): $XX per $1,000
Plus a dollar amount per $1,000 of Rider Net Amount at Risk
• Maximum: $XX per $1,000
• Minimum: $XX per $1,000
• Maximum Charge for a Representative Insured (male, age XX, XX% Maximum Monthly LTC Benefit Percentage, in year one): $XX per $1,000
Waiver of Monthly Deduction Rider[8]	Monthly	Rate factor as a percentage of all other covered monthly charges:
• Maximum: XX%
• Minimum: XX%
• Maximum Charge for a Representative Insured (male, age XX, standard non-tobacco): XX%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from XX% to XX% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Interest on Policy Loans accrues daily at an effective annual rate of XX% in years XX and XX% thereafter. See the section headed “Policy Loans” for a more detailed discussion.
[3]	Under the basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the Table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus XX%. Although deducted annually, interest accrues daily.

[4]	There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the Policy.
[5]	This rider is optional if the Policy is applied for on an individual based, but owned by a corporation or business. See section headed “Business Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus for a detailed discussion.
[6]	This rider is optional if the Policy is applied for on an individual basis. See section headed “Individual Enhanced Surrender Value Rider ” in the Riders section of this prospectus for detailed discussion.
[7]	Individuals with higher mortality risk than standard issue individuals can be charged from XX% to XX% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[8]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	XX%	XX%*
*	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from XX% to XX%. These waivers and reductions generally extend through April 30, 2022 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

Appendix A: Funds Available Under the policy
The following is a list of funds currently available under the Policy. More information about the funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Global Thematic Growth Portfolio - Class A	0.95%[2]	39.41%	17.32%	9.95%
Long-term growth of capital.	AB VPS Small/Mid Cap Value Portfolio - Class A	0.83%	3.37%	8.35%	8.75%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century VP Balanced Fund - Class I	0.86%[2]	12.53%	9.59%	8.87%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.81%	30.47%	16.26%	12.86%
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.99%	29.72%	14.43%	9.43%
Growth of capital.	American Funds Growth Fund - Class 2	0.61%	52.08%	22.75%	16.85%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.55%	13.55%	13.93%	12.74%
Long-term growth of capital.	American Funds International Fund - Class 2	0.80%	13.97%	10.73%	6.68%
High total investment return.	BlackRock Global Allocation V.I. Fund - Class I	0.76%[2]	21.01%	9.42%	6.86%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I advised by Legg Mason Partners Fund Advisor, LLC	0.85%	15.35%	10.60%	11.03%
Long-term capital appreciation.	Delaware VIP® Emerging Markets Series - Standard Class[3]	1.23%[2]	25.08%	15.64%	5.09%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Capital Appreciation.	Delaware VIP® Small Cap Value Series - Standard Class[3]	0.78%	-1.90%	9.04%	8.67%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A	0.80%	5.71%	4.50%	2.66%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.71%	30.43%	16.07%	13.40%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.72%	43.75%	21.20%	17.14%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.72%	18.04%	10.96%	9.39%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.47%[2]	0.97%	7.22%	6.25%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.73%	-4.85%	6.15%	7.26%
Long-term growth of capital.	Invesco V.I. International Growth Fund - Series I Shares	0.92%	14.00%	8.82%	6.72%
Maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	0.92%[2]	15.69%	9.56%	N/A
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class	1.18%[2]	34.08%	18.73%	15.04%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	0.42%[2]	1.98%	N/A	N/A
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Global Real Estate Fund - Standard Class	0.81%[2]	-2.21%	4.66%	5.21%
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.49%	5.28%	3.42%	2.63%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	0.39%[2]	3.34%	N/A	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Standard Class[3]	0.37%	9.87%	4.99%	4.29%
Total return.	LVIP Delaware Diversified Floating Rate Fund - Standard Class[3]	0.63%[2]	1.36%	2.19%	1.55%
Maximum long-term total return consistent with reasonable risk.	LVIP Delaware Diversified Income Fund - Standard Class[3]	0.54%[2]	11.04%	5.51%	4.37%
Maximum total return, consistent with reasonable risk.	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class[3]	0.53%[2]	4.31%	2.79%	2.10%
To maximize long-term capital appreciation.	LVIP Delaware Mid Cap Value Fund - Standard Class[3]	0.44%	0.51%	9.64%	9.56%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Delaware REIT Fund - Standard Class[3]	0.83%[2]	-10.41%	2.53%	7.27%
Long-term capital appreciation.	LVIP Delaware SMID Cap Core Fund - Standard Class[3]	0.80%[2]	11.08%	10.21%	11.83%
To maximize long-term capital appreciation.	LVIP Delaware Social Awareness Fund - Standard Class[3]	0.45%	19.69%	14.08%	13.28%
Long-term capital appreciation.	LVIP Delaware U.S. Growth Fund - Standard Class[3]	0.73%	44.13%	16.70%	15.80%
Long-term capital appreciation.	LVIP Delaware Value Fund - Standard Class[3]	0.69%[2]	0.41%	8.86%	11.30%
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class	0.62%[2]	6.86%	7.22%	N/A
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	0.40%[2]	16.40%	14.19%	12.85%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	0.49%[2]	15.34%	13.15%	N/A
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	0.74%[2]	7.07%	6.43%	5.86%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.71%[2]	5.86%	6.83%	5.56%
Current income consistent with the preservation of capital.	LVIP Global Income Fund - Standard Class	0.70%[2]	6.78%	4.16%	2.62%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.71%[2]	6.10%	6.60%	5.56%
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.28%	0.78%	0.40%
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class	0.68%[2]	5.56%	6.98%	5.71%
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.79%[2]	14.54%	12.44%	7.77%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.67%	3.66%	10.20%	10.93%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class	0.78%	-4.97%	4.65%	4.18%
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class	0.34%[2]	7.49%	4.12%	3.50%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.51%[2]	12.18%	7.46%	5.92%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Structured Allocation Fund - Standard Class	0.57%	9.68%	6.77%	5.54%
To maximize long-term capital appreciation.	LVIP SSGA Developed International 150 Fund - Standard Class	0.40%[2]	-4.10%	4.93%	3.97%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP SSGA Emerging Markets 100 Fund - Standard Class	0.44%[2]	2.65%	6.73%	0.33%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class	0.37%[2]	7.85%	7.34%	5.20%
To maximize long-term capital appreciation.	LVIP SSGA Large Cap 100 Fund - Standard Class	0.36%[2]	2.98%	10.96%	11.31%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.51%	13.83%	9.04%	7.11%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Structured Allocation Fund - Standard Class	0.54%	9.86%	8.02%	6.57%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.51%	14.28%	9.73%	7.42%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	0.56%	9.28%	8.38%	6.71%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4]	0.23%	18.03%	14.94%	13.60%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	19.20%	12.73%	10.72%
To maximize long-term capital appreciation.	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	0.40%[2]	5.98%	8.74%	8.26%
Long-term capital growth.	LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.67%[2]	36.47%	19.11%	16.66%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.73%[2]	31.69%	18.67%	14.99%
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	0.77%[2]	8.50%	7.78%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class	0.38%	5.68%	3.58%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.32%[2]	19.82%	14.87%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class	0.35%[2]	10.89%	8.99%	N/A
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.71%[2]	43.03%	22.76%	17.47%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class	0.83%[2]	1.77%	7.82%	8.90%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class	0.73%	31.86%	20.28%	16.80%
Total return.	MFS® VIT Total Return Series - Initial Class	0.61%[2]	9.81%	8.86%	8.34%
Total return.	MFS® VIT Utilities Series - Initial Class	0.79%	5.90%	11.37%	9.20%
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1.24%[2]	1.35%	2.67%	-5.39%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1 advised by Franklin Advisers, Inc.	0.49%[2]	-5.07%	0.91%	1.81%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Class 2 Shares	0.55%	8.40%	7.26%	N/A
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Class 2 Shares	0.54%	10.60%	9.08%	N/A

[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this funds annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the policy, both dated XX XX, 2021, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
SEC File Nos. 333-XXXXXX; 811-08557
EDGAR Contract Identifier C000XXXXXX